Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Freedom Capital Corporation (the “Company”) for the three and six months ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), Jeffrey McClure, as Chief Executive Officer of the Company, and Robert F. Amweg, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Form 10-Q of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 12, 2016

/s/ Jeffrey McClure
Jeffrey McClure
Chief Executive Officer

/s/ Robert F. Amweg
Robert F. Amweg
Chief Financial Officer